January 15, 2013

Kellner Merger Fund

A series of Advisors Series Trust

Class A
Institutional Class

Supplement to the Statement of Additional Information (“SAI”)
dated June 29, 2012, as supplemented September 26, 2012

Effective immediately, the following disclosure is added to page 2 of the SAI, immediately following the section titled “Recent Regulatory Events”:

Exclusion from Definition of Commodity Pool Operator
Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Advisor has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund.  The Fund and the Advisor are therefore not subject to registration or regulation as a pool operator under the CEA.  Effective December 31, 2012, in order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).  As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Advisor to manage the Fund, and on the Fund’s performance.

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Please retain this Supplement with your SAI for future reference.